UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Cambrex Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote*** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 24, 2019 CAMBREX CORPORATION  CAMBREX CORPORATION ONE MEADOWLANDS. PLAZA ATTN:AL/SAA WISSE EAST RUTHERFORD, NJ 07073 Meeting Information Meeting Type: Annual Meeting For holders as of: March 01, 2019 Date: April24, 2019 Time:1:00 PM EDT Location: Metropolitan Center One Meadowlands Plaza East Rutherford, Newlersey07073 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. 0000401364_1   R.0.1.18

- Before You Vote - How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Form 10-K 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: I xxxx xxxx xxxx xxxx I (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow I xxxx xxxx xxxx xxxx I (located on the following page) in the subject line. Requests, instructions and other inquiriessentto this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April10, 2019 to facilitate timely delivery. HowToVote- Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow I xxxx xxxx xxxx xxxx I available and follow the instructions. Vote By Mail: you can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 0000401364_2 R1.0.1.18

Voting items The Board of Directors recommends you vote FOR the following: 1. The Election to the Company's Board of Directors of the eight nominees named in the Proxy Statement. Nominees 1 Gregory B. Brown 2 Claes Giassell 3 Louis J. Grabowsky 4 Bernhard Hampl 5 Kathryn R. Harrigan 6 llan Kaufthal 7 Steven M. Kiosk 8 Shlomo Yanai The Board of Directors recommends you vote FOR proposals2and 3. Approve, on a non-binding advisory basis, compensation of the Company's Named Executive Officers as disclosed in the 2019 Proxy Statement. Ratification of the appointment of BDO USA, LLP as the Company's independent registered public accountants for 2019. NOTE: Such other business as may properly come before the meeting or any adjournment t hereof. 0000401364_3 R1.0.1.18